[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                    EXHIBIT 99.1

SECTION A -                                                                                                   CMB Approval 2700-0042
------------------------------------------------------------------------------------------------------------------------------------
            AWARD/CONTRACT            |  1. THIS CONTRACT IS RATED ORDER    >         |   RATING              |   PAGE  OF  PAGES
                                      |     UNDER DPAS (15 CFR 350)                   |                       |
                                      |                                               |   N/A                 |    1         32
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
2. CONTRACT (Proc. Inst. Ident.) NO.  |  3. EFFECTIVE DATE                  |  4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
                                      |                                     |
      HHSO100200500001C               |     November 4, 2004                |     ASPHEP0500002
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                        CODE  |                  |   6. ADMINISTERED BY (if other than item 6)   CODE  |             |
                                          -------------------|                                                     ---------------
                                                             |
     Department of Health and Human Services                 |
     Office of Research and Development Coordination         |
     Office of Public Health Emergency Preparedness          |
     200 Independence Avenue, S.W., Room 636G                |        RFP DHHS-ORDC-04-01
     Washington, D.C. 20201                                  |
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)            | 8. DELIVERY
                                                                                      |    |_| FOB ORIGIN     |X| OTHER (See below)
                                                                                      |
   VaxGen, Inc.                                                                       |                       FOB Destination
   1000 Marina Boulevard, Suite 200                                                   | --------------------------------------------
   Brisbane, California 94005                                                         | 9. DISCOUNT FOR PROMPT PAYMENT
                                                                                      |
                                                                                      |    N/A
                                                                                      | --------------------------------------------
                                                                                      | 10. SUBMIT INVOICES    | ITEM
---------------------------------------------------------------------------------------                        |
CODE                                        | FACILITY CODE                           |      ADDRESS SHOWN IN: | Art. G.5.
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11.  SHIP TO/MARK FOR                  CODE | N/A                |  12. PAYMENT WILL BE MADE BY         CODE  | N/A
-------------------------------------        ------------------- |                                            ----------------------
                                                                 |
     Article F.1.                                                |       See Article G.5
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION:         |  14. ACCOUNTING AND APPROPRIATION DATA
                                                                 |
    |_| 10 U.S.C. 2304(c)( )   |_| 41 U.S.C. 253(c)( )           |        EIN 1-943236309-AI    CAN 1991535 7550140 25.2A
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    15A. ITEM NO.      |        15B. SUPPLIES/SERVICES           |        15C.    |   15D. UNIT  |  15E. UNIT PRICE  | 15F. PRICE
------------------------------------------------------------------------------------------------------------------------------------
Title: Acquisition of rPA Anthrax Vaccine for the Strategic      |
National Stockpile Period: November 4, 2004 - November 3, 2009   |
Contract Type: IDIQ (Fixed Price Delivery Order and Cost         |  FY 2005 $877,500,000 for 75 Million doses of rPA Anthrax Vaccine
Reimbursement Task Orders)                                       |
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15G. TOTAL AMOUNT OF CONTRACT                                                             >     |   $877,500,000
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                                                        16. TABLE OF CONTENTS
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(v)   |   SEC. |           DESCRIPTION               | PAGE(S)   | (v)  |   SEC. |           DESCRIPTION               |   PAGE(S)
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                       PART I - THE SCHEDULE                                             PART II - CONTRACT CLAUSES
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  |X|     A      SOLICITATION/CONTRACT FORM                           |X|      I    CONTRACT CLAUSES
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  |X|     B      SUPPLIES OR SERVICES AND PRICE/COST                      PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
  |X|     C      DESCRIPTION/SPECS./WORK STATEMENT                    |X|      J    LIST OF ATTACHMENTS
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  |X|     D      PACKAGING AND MARKING                                          PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
  |X|     E      INSPECTION AND ACCEPTANCE                            |X|      K    REPRESENTATIONS, CERTIFICATIONS AND
                                                                                    OTHER STATEMENTS OF OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
  |X|     F      DELIVERIES OR PERFORMANCE
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  |X|     G      CONTRACT ADMINISTRATION DATA                         |_|      L    INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
  |X|     H      SPECIAL CONTRACT REQUIREMENTS                        |_|      M    EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                    CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17. |X| CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is              18. |_| AWARD (Contractor is not required to sign this
required to sign this document and return 3 copies to                 document.) Your offer on Solicitation Number _________________
issuing office.) Contractor agrees to furnish and deliver             _________, including the additions or changes made by you
all items or perform all the services set forth or otherwise          which additions or changes are set forth in full above, is
identified above and on any continuation sheets for the               hereby accepted as to the items listed above and on any
consideration stated herein. The rights and obligations of            continuation sheets. This award consummates the contract
the parties to this contract shall be subject to and                  which consists of the following documents: (a) the
governed by the following documents: (a) this                         Government's solicitation and your offer, and (b) this
award/contract, (b) the solicitation, if any, and (c) such            award/contract. No further contractual document is
provisions, representations, certifications, and                      necessary.
specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                         20A. NAME OF CONTRACTING OFFICER

     Lance K. Gordon                                                      Jacqueline C. Holden, Contracting Officer
     President and CEO                                                    HHS/OS/ORDC
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                         19C.  DATE SIGNED     20B.  UNITED STATES OF AMERICA           20C.  DATE SIGNED

                                                11/4/04                                                        11/4/04
/s/ Lance Gordon                                                      /s/ Jacqueline C. Holden
-------------------------------------------                           ---------------------------------------
   (Signature of person authorized to sign)                               (Signature of Contracting officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                             26-107                     STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                  Computer Generated               Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

                                               1. Contract No. HHSO100200500001C

                       DETAILED TABLE OF CONTRACT CONTENTS

PART I - THE SCHEDULE

    SECTION A -................................................................................................1

    SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS..........................................................4

          ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES...............................................4
          ARTICLE B.2. PRICES..................................................................................4
          ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS...................................................5
          ARTICLE B.4. ADVANCE UNDERSTANDINGS..................................................................6

    SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT......................................................8

          ARTICLE C.1. STATEMENT OF WORK.......................................................................8
          ARTICLE C.2. REPORTING REQUIREMENTS..................................................................9
          ARTICLE C.3. INVENTION REPORTING REQUIREMENT........................................................10

    SECTION D - PACKAGING, MARKING AND SHIPPING...............................................................10

    SECTION E - INSPECTION AND ACCEPTANCE.....................................................................10

    SECTION F - DELIVERIES OR PERFORMANCE

          ARTICLE F.1. DELIVERIES.............................................................................11
          ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)........................12

    SECTION G - CONTRACT ADMINISTRATION DATA..................................................................12

          ARTICLE G.1. PROJECT OFFICER........................................................................12
          ARTICLE G.2. KEY PERSONNEL..........................................................................13
          ARTICLE G.3. TASK ORDER PROCEDURES..................................................................13
          ARTICLE G.4. INDEFINITE DELIVERY CONTRACT PAYMENT METHOD............................................14
          ARTICLE G.5. INVOICE SUBMISSION.....................................................................14
          ARTICLE G.6. INDIRECT COST RATES....................................................................15
          ARTICLE G.7. GOVERNMENT PROPERTY....................................................................15
          ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE........................................15
          ARTICLE G.9. PAYMENT CONDITIONED ON DELIVERY........................................................16

    SECTION H - SPECIAL CONTRACT REQUIREMENTS.................................................................16

          ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOP............................16
          ARTICLE H.2. RESTRICTION FROM USE OF HUMAN SUBJECTS.................................................16
          ARTICLE H.3. NEEDLE EXCHANGE........................................................................16
          ARTICLE H.4. PRIVACY ACT............................................................................16
          ARTICLE H.5. ANIMAL WELFARE.........................................................................17
          ARTICLE H.6. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS........................................17
          ARTICLE H.7. PUBLICATION AND PUBLICITY..............................................................17
          ARTICLE H.8. PRESS RELEASES.........................................................................17
          ARTICLE H.9. TASK ORDERDELIVERY ORDER CONTRACT OMBUDSMAN............................................17
          ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE....................................18
          ARTICLE H.11. ANTI -LOBBYING........................................................................18
          ARTICLE H.12. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS.....................18
          ARTICLE H.13. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES.......................19


                                       2.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

    SECTION I -...............................................................................................19

          ARTICLE I.1. GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT...........................20
          ARTICLE I.1. GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT...........................22
          ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES.....................................................26
          ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES............................................................26
          ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT..................................27

PART III......................................................................................................29

    SECTION J - LIST OF ATTACHMENTS...........................................................................29

1. Statement of Work
2. Invoice Instructions for Fixed-Price Contracts
3. Inclusion Enrollment Report
4. Privacy Act System of Records
5. Safety and Health
6. Research Patient Care Costs

PART IV.......................................................................................................30

       SECTION K - REPRESENTATIONS AND CERTIFICATIONS.........................................................30

          1. Representations and Certifications...............................................................30
          2. Human Subjects Assurance Identification Number...................................................30
          3. Animal Welfare Assurance Number..................................................................30


                                       3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this contract is for the Acquisition of rPA Anthrax Vaccine for the Strategic National Stockpile.

ARTICLE B.2. PRICES

a. The contractor shall be reimbursed by the Government in an amount not more than a total of $877,500,000 for 75 Million doses of rPA Anthrax Vaccine (maximum) for successful performance of this contract (Requirements 1, 2, 3, 4a), b), c) and d), 5, 6, 7 and 10). Exclusive of this amount are the following items for which future task orders may be issued:

      Task Order Requirement 4(e) - Phase 4 Post-Marketing Studies - $28,014,355 ($5,503,096 for set-up costs within 6 months of award)
      Task Order Requirement 8 - Maintaining a Warm Base - $29,431,920
      Task Order Requirement 9 - Clinical Trails in Special Populations - $11,514,308
      Security Recommendations not to exceed [ * ]
      Anticipated PPI in Year 3 of the contract not to exceed [ * ]

                             FUNDED CONTRACT AMOUNTS

             Description of item to be ordered                              Total Funded Amount
             ---------------------------------                              -------------------
       75 Million Doses of rPA Anthrax Vaccine                                 $877,500,000

b. The prices set forth in this ARTICLE B.2. will cover the contract period October 29, 2004 through October 28, 2009

c. Upon delivery and acceptance of the items described in SECTION C of this contract and identified in the schedule of charges below, the Government shall pay to the contractor the unit prices set forth below:

           Description of item to be ordered       Unit Price    % of Total Fixed Price to be paid        Total Cost
           ---------------------------------       ----------    ---------------------------------        ----------
       75 Million Doses of rPA Anthrax Vaccine       $10.06                   85.98%                   $754,500,000.00
          Upon Delivery to the SNS
       GUP BLA Supplement                              0.35                    2.99%                   $ 26,250,000.00
       PEP BLA Supplement                              0.35                    2.99%                   $ 26,250,000.00
       18 month Real Time Stability                    0.94                    8.03%                   $ 70,500,000.00
                                                     ------                    ----                    ---------------
       Total                                         $11.70                     100%                   $877,500,000.00

d.    Payment Schedule

      The Contractor will submit invoices for finished rPA vaccine furnished in accordance with the following:

      i. Invoices for the Base Amount of $10.06 per dose will be submitted monthly upon collection of the relevant lots of usable product from the manufacturer's facility. A lot is defined as approximately [ * ] doses of rPA vaccine in pre-filled syringes. Should the Government choose to delay or defer shipment of released FDP to the SNS site(s), the Government agrees to accept the vaccine while in the Contractor's possession and make timely payment of the FDP invoice.

      ii. A price supplement of $0.35 per dose will be applied when the BLA approval for General Use Prophylaxis (GUP) is achieved. Once achieved, Contractor will submit an invoice to retroactively apply the price supplement to doses already delivered under IND. Invoices for future deliveries will include the base price plus the price supplement.


                                       4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

      iii. A price supplement of $0.35 per dose will be applied when the BLA approval for Post Exposure Prophylaxis (PEP) is achieved. Once achieved, Contractor will submit an invoice to retroactively apply the price supplement to doses already delivered under IND. Invoices for future deliveries will include the base price plus the price supplement.

      iv. A price supplement of $0.94 per dose will be applied when the milestone of demonstrating 18 month real time stability in prefilled syringes is achieved. Once achieved, Contractor will submit an invoice to retroactively apply the price supplement to doses already delivered under IND. Invoices for future deliveries will include the base price plus the price supplement.

2.    Delivery Order No. 1 is hereby incorporated in this contract as follows:

      1)    Date of Order - November 4, 2004

      2)    Contract No. HHSO100200500001C

      3)    Description - 75 Million doses of rPA Anthrax Vaccine

      4)    Delivery Schedule - as set forth in Article F.1.

      5)    Place of Delivery - as set forth in Article F.1.

      6)    Packing - as set forth in Section D

      7)    Accounting & Appropriation Data - see Block 14 of Contract Face Page

      8)    Method of Payment - See Article B.2.d.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

(These provisions apply only to the Cost Plus Fixed Fee components of this contract; i.e., Requirements 4(e), 8 and 9)

a.    Items Unallowable Unless Otherwise Provided

      Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

      (1)   Acquisition, by purchase or lease, of any interest in real property;

      (2)   Special rearrangement or alteration of facilities;

      (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

      (4)   Travel to attend general scientific meetings;

      (5)   Foreign travel;

      (6)   Consultant costs;

      (7)   Subcontracts;

      (8)   Patient care costs;

      (9) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property), 1990, regardless of acquisition value.


                                       5.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

b.    Travel Costs

      (1)   Domestic Travel

            (a) Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $8,126 without the prior written approval of the Contracting Officer.

            (b) The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

1.    Storage and Shipment of Final Drug Product

      a. Contractor will provide adequate Final Drug Product (FDP) storage capacity for up to [ * ] including the estimated [ * ] required for QC testing and QA release. If testing should take longer than the estimated [ * ] to fulfill FDA/CBER requirements, it will be the responsibility of VaxGen to cover the additional storage costs. Should the Government require FDP storage in excess of [ * ], the Government will provide 6 months notice to VaxGen of such a requirement, unless mutually agreed to otherwise, and the Government will be responsible for all costs associated with such additional storage.

      b. Prior to initial shipment of product to the SNS, the following process shall be followed:

            i. Contractor shall submit a letter summarizing each study that has relevance to defining the product as usable.

            ii. Usable product must meet specifications as per footnote 2 of the Statement of Work and as per Section 7 of the advanced understandings below.

            iii. The Project Officer will notify Contractor when transfer of product is acceptable for purposes of this advance understanding.

      c. Upon Contractor issuance of a FDP Certificate of Analysis, and Contractor release of each FDP lot, Contractor will arrange for shipment to the Government's SNS site via the Government's selected shipping contractor. All shipments will be FOB manufacturer's facility.

      d. For licensed product subject to FDA lot release requirements, Contractor will provide Sponsor lot release of product for transport to the SNS and will make arrangements for quarantined storage of inventory until such time as FDA lot release is provided. Upon FDA release, product will then be moved into the general inventory and available for immediate deployment. Should any lot having received Sponsor lot release and for which payment has been rendered fail to receive FDA lot release, Contractor agrees to replace the failed lot at no cost to the Government, FOB manufacturer's facility.

2.    Security Requirements and Associated Costs

      a. The Government may issue separate contract modifications to fund improvements that may be needed at Contractor's or subcontractor's sites in order to provide levels of security beyond those required for routine, commercial pharmaceutical production. VaxGen will provide proposals for funding for such improvements and upon receipt of a contract modification, will implement security measures in accordance with the Government's specifications and schedules.

      b. It is understood and agreed that documentation will be submitted to support vehicular access control to the manufacturing site [ * ] via gates operated by card key with closed circuit television (CCTV) surveillance. Cost to implement vehicular access will not exceed
            [ * ]


                                       6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

      c. It is understood and agreed that documentation will be submitted to support [ * ] requirements. Cost to support [ * ] will not exceed
            [ * ]

      d. DHHS or its designee will review and approve all proposed security improvements funded by the Government under cost reimbursement arrangements prior to implementation.

3.    Economic Price Adjustment - [ * ]

      a. Manufacture of the fixed price product required includes [ * ] In accordance with standard industry practice, [ * ]. The contractor certifies that this contract does not include amounts to cover such adjustments beyond the [ * ] of contract performance.

      b.    [ * ]

      c. Promptly after the Contracting Officer receives the notice and data referred to in the previous paragraph of this clause, the Contracting Officer and the Contractor shall negotiate a price adjustment in the contract unit prices and its effective date. The Contractor shall continue performance pending agreement on, or determination of, an adjustment and its effective date. The Contractor shall submit a separate invoice for the adjustment amount applicable to doses previously shipped, if any, and the unit price will be adjusted to reflect the change applicable to undelivered product.

      d. Any price adjustment under this clause is subject to the following limitations:

            i. Any adjustment shall be limited to [ * ] but not to exceed [ * ]. There shall be no adjustment for supplies or services for which the production cost is not affected.

            ii. No adjustment shall apply to supplies that are delivered before the effective date of the adjustment.

            iii. It is understood and agreed that documentation will be submitted to support the anticipated [ * ].

4. This contract is awarded under solicitation RFP-DHHS-ORDC-04-01. This solicitation sought a minimum quantity of rPA anthrax vaccine of 25 million doses and a maximum quantity of 75 million doses. In its response, Contractor offered [ * ] pricing scenarios based on volume. [ * ] This volume-based pricing reflects cost efficiencies anticipated for production at higher volumes and the need for a lower unit margin at higher volumes to provide the required return.

5. Pursuant to FAR 52.244-2 and 52.244-2 (ALT II), award of the following agreements shall not proceed without the prior written approval of the Contracting Officer upon review of the draft agreements:

      [ * ]

      Upon written approval of each draft agreement, a copy of the signed, approved agreement shall be provided to the Contracting Officer

6. The following Alternate Proposals proposed by Contractor will not be funded under this contract:

      [ * ]

7. Notwithstanding the definition of usable product set forth at footnote 2 of the Statement of Work, Contractor understands the definition of usable product as originally stated in the RFP and is working towards obtaining sufficient data to establish the final formulation for use under a contingency-use protocol. For clarity, usable product must be derived from a validated manufacturing process, including that of the final formulation, in which there is a high degree of confidence, as determined by the FDA/CBER, that all manufactured units from successive lots will meet acceptable product specifications. A minimum of 3 consistency lots (replicate process runs) must be manufactured at commercial scale to demonstrate reproducibility and provide an accurate measure of variability among successive runs. Sufficient safety (nonclinical and clinical) and efficacy data (nonclinical and clinical serology) shall be submitted to Contractor's


                                       7.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

      IND prior to delivery of vaccine to the SNS to support use of investigational vaccine by the US Government under a Post-Exposure Contingency Use IND protocol (used concurrently with antibiotics). These data will be the basis for FDA/CBER review and concurrence that the vaccine meets the definition of usability for Post-Exposure Contingency Use. All FDP to be shipped to the SNS will be manufactured using a validated process demonstrated by comprehensive and satisfactory in-process and release testing. In addition, an ongoing stability program will be in place using stability indicating assays that have been agreed upon by FDA/CBER. The product must meet stability specifications to the satisfaction of FDA/CBER prior to entry into the stockpile. The acceptance of the product for inclusion in the SNS for emergency purposes will be based upon review of ongoing data and mutual agreement with FDA/CBER, ORDC, and CDC, in consultation with Contractor, that the above usability criteria have been met.

8. Contractor has included the cost of the following in its fixed price per dose of $11.70:

      a.    Product Liability and Clinical Trial Insurance

      b. Packaging and ancillaries including safety needles, alcohol swabs, package inserts and informed consent forms

      c.    The cost of monitoring vaccine while stored at the SNS storage sites

9. It is understood and agreed that ORDC may attend meetings between Contractor and FDA for "informational purposes only" and ORDC will be provided with copies of correspondence and regulatory submissions to FDA.

10. Indemnification: The contractor is required to obtain clinical trial insurance. If the contractor is not able to obtain sufficient insurance coverage for activities under the contract, and the contractor desires indemnification pursuant to Public Law No. 85-804 from the USG, the Contractor shall submit a request to DHHS for indemnification by the USG. The Contractor's Request for Indemnification shall provide all information and documentation as required by FAR 50.403-l(a) (Indemnification Requests). The Contracting Officer may extend the deadline for submission of indemnification requests. Except for clinical trials, the USG will agree that vaccines delivered to the SNS will not be used until indemnification has been approved.

11. SAFETY Act: As a requirement of indemnification, the contractor is required to request liability protection under the terms of the SAFETY Act.

12.   Product Approval as Required by Project Bioshield Act of 2004

      Pursuant to Section 42 U.S.C. 247d-6b(c)(7)(C)(ii)(V) of the Public Health Service Act, the Statement of Work contains requirements with respect to the approval, clearance, or licensing of the product from the Secretary. Timetables for the development of data and other information to support such approval, clearance, or licensing are included in the contractor's proposal (including Section 7 titled "Schedule and Master Gantt Chart" of the Final Proposal Revision, dated September 21, 2004) and are incorporated into the contract pursuant to Article C.1.a.

13. For the purposes of this contract, the term General Use Prophylaxis means Pre-Exposure Prophylaxis.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated November 4, 2004, attached hereto and made a part of this contract. [ * ] Substantive deviations, as determined by the Government, if any, from the technical plan which could affect the probability of technical or programmatic success of this contract will be recommended by the contractor but must be approved by the government's Contracting Officer in advance of implementation.


                                       8.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

ARTICLE C.2. REPORTING REQUIREMENTS

Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.1. DELIVERIES of this contract:

The Contractor(s) shall submit to the Contracting Officer and to the Project Officer technical progress reports covering the work accomplished during each reporting period. These reports are subject to the technical inspection and requests for clarification by the Project Officer. These shall be brief and factual and prepared in accordance with the following format:

      (1) Monthly Technical Progress Reports: On the fifteenth of each month for the previous calendar month, the Contractor shall submit a Monthly Technical Progress Report to the Project Officer and the Contracting Officer. A monthly report will not be required for the period when the final report is due. The Contractor shall submit one copy of the Monthly Progress Report electronically via e-mail. Any attachments to the e-mail report shall be submitted in Microsoft Word or WordPerfect 9 or compatible version. Such reports shall include the following specific information:

      a. The contract number and title, the period of performance being reported, the contractor's name and address, the author(s), and the date of submission;

      b. Section I - An introduction covering the purpose and scope of the contract effort;

      c. Section II - The report shall detail, document, and summarize the results of work done during the period covered. This shall include the information listed below that is applicable for the performance period during the month being reported. Also to be included is a summary of work planned for the next reporting period.

            1. Assessment of problems and recommendations related to scale up to full production capacity, including raw material procurement status;

            2.    Quality control testing and purity;

            3.    FDA inspections and consultation results or recommendations;

            4. Storage and stability studies for expiration date results (real time and accelerated);

            5.    Security assessment, problems and recommendations;

            6.    Clinical trial study progress, results and final reports;

            7. Progress and completed reports of effectiveness studies performed in animals that were designed with consultation from the USG and FDA/CBER.

            8.    Quality control potency assessment;

            9. Inventory report of total number of vaccine syringes in storage during the month, to include: lot number, expiration date, and bulk quantity (if applicable);

            10. Quantity of out-of-date vaccines, assessment and recommendations to replacement vaccine orders to maintain required stockpile quantities;

            11. Physical storage facility and stability assessments, problems encountered and recommended solutions, etc.;

            12. Overall project assessment, problems encountered and recommended solutions, etc.


                                       9.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

      c. Section III - An explanation of any difference between planned progress and actual progress, why the differences have occurred, and, if behind planned progress, what corrective steps are planned. The project plan and schedule, with accompanying Gantt chart, will be updated in each Monthly Report and compared to the locked project baseline. The updated Microsoft Project computer file must also be provided to the Project Officer.

      (2) Final Report - By the expiration date of the contract, the Contractor shall submit a comprehensive Final Report that shall detail, document, and summarize the results of the entire contract work. The report shall explain comprehensively the results achieved.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Contracting Officer. In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract at the following address:

                  Contracting Officer
                  ORDC, OPHEP, DHHS
                  200 Independence Avenue, S.W.
                  Room 636G
                  Washington, D.C. 20201

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with [ * ]. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition. In accordance with Section B.4.1.d.

SECTION E - INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this ARTICLE, the Project Officer is the authorized representative of the Contracting Officer.

c. Initial Inspection and acceptance will be performed by USG personnel at the time of transfer of product in accordance with the SNS Transportation Protocol. Further inspection will occur at the time of placement of product into SNS storage.

d. This contract incorporates the following clauses by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

      FAR Clause 52.246-2, INSPECTION OF SUPPLIES - FIXED PRICE (AUGUST 1996)

      FAR Clause 52.246-5, INSPECTION OF SERVICES - COST REIMBURSEMENT (APRIL
      1984)

      FAR Clause No. 52.246-16, RESPONSIBILITY FOR SUPPLIES (APRIL 1984).


                                      10.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

e. Acceptance of usable product into the stockpile shall not be deemed as satisfying the requirements for: 1) licensure for PEP and GUP indications or 2) 18-month FDP stability milestone.

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in Article C.1. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a. The items specified below as described in SECTION C, ARTICLE C.1. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of the contract:

      Item     Description                            Delivery Schedule
      ----     -----------                            -----------------
      (1)      Monthly Technical Progress Report      Fifteenth of each month for
                                                      previous month

      (2)      Final Report                           On or before contract expiration
                                                      date

In addition, the following items shall be delivered:

      (a). 75 million single-dose units of rPA anthrax vaccine packaged in pre-filled syringes with safety needles to be delivered to the SNS accompanied by sufficient safety (clinical and nonclinical) and efficacy (nonclinical) data to support use under a "Post- Exposure Contingency Use" IND protocol (concurrently with antibiotics) with 25 million doses to be delivered within 2 years of contract award date, delivery of 50 million doses by May, 2007, and 75 million doses by December, 2007.

      (b). An FDA approval letter for the BLA and accompanying issuance of a license for rPA anthrax vaccine for the clinical indication of pre-exposure prophylaxis use for those doses of vaccine in the SNS.

      (c). An FDA approval letter for the BLA supplement for rPA anthrax vaccine for the clinical indication of post-exposure prophylaxis use concurrently with antibiotics.

      (d). Evidence, including a summary of salient results, of an ongoing Quality Control/Quality Assurance Program for the monitoring of SNS stored product and ongoing stability testing of the retained lots of product in SNS over the life of the contract or the expiration date of the vaccine, or until vaccine is used, whichever comes first.

      (e). Submission of final study reports as evidence of completion for special population trials, including pediatric and geriatric populations.

      (f). One (1) lot of Bulk Drug Substance per year to maintain cGMP capacity (warm base) for the production of rPA anthrax vaccine for the life of the contract.

b.    The above items shall be addressed and delivered to:


                                      11.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

          Addressee                                     Deliverable Item No.             Quantity
          ---------                                     --------------------             --------
          Project Officer                               (1) and (2) and                     (3)
          ORDC, OPHEP, DHHS                             (a) - (f) set forth above
          6610 Rockledge Drive
          Room 5107, MSC 6604
          Bethesda, Maryland 20892-6604

          Contracting Officer                           (1) and (2)                         (1)
          ORDC, OPHEP, DHHS
          200 Independence Avenue, S.W.
          Room 636G
          Washington, D.C.  20201

ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

      52.242-15, Stop Work Order (AUGUST 1989) and FAR 52.242-15 ALTERNATE I (APRIL 1984)

      52.242- 17, Government Delay of Work (APRIL 1984)

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

            [ * ]
            Senior Project Officer/Microbiologist
            ORDC, OPHEP, DHHS
            6610 Rockledge Drive
            Room 5107, MSC 6604
            Bethesda, Maryland 20892-6604

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to:
(1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or ( 5 ) otherwise change any terms and conditions of this contract.

The Contracting Officer hereby delegates the Project Officer as the Contracting Officer's authorized representative responsible for signing software license agreements issued as a result of this contract.

The Government may unilaterally change its Project Officer designation.


                                      12.

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individual is considered to be essential to the work being performed hereunder:

                          Name                  Title
                          [ * ]                 [ * ]

ARTICLE G.3.  TASK ORDER PROCEDURES

This Article does not apply to the Task Order issued under Article B.2.e.

In providing items under the contract, the following procedures/shall apply to the award of the D/TOR. All work required under the contract shall be authorized through the execution of a bilateral order. Each order will obligate the necessary funds to complete the required order and will include the work statement of the D/TOR as an attachment. An order may be issued at any time within the contract period. A D/TOR shall, at a minimum, include a Statement of Work, evaluation factors, specific reporting requirements, deliverables and task schedule, the relevant importance of technical and cost factors, and any special instructions.

Within the time allowed for proposal preparation Contractors shall submit their proposal in response to D/TOR, which shall include, but not necessarily be limited to the following information:

      i. A statement of the contractor's clear understanding of the order requirements;

      ii. A statement of technical and managerial resources and expertise the contractor can provide to satisfy the requirement;

      iii.  An approach to perform the work;

      iv. Resumes with identification of the actual personnel proposed for the work;

      v. A schedule of performance (preferably in MS Project) identifying major milestones, deliverables and task data, and activity completion; and

      vi. An itemization of all costs necessary to complete the work. At a level deemed practical by the Contractor, proposal budget will be linked to associated CWP and schedule activities.

The Government will evaluate proposals and conduct negotiations as necessary.

The Contracting Officer is the only individual authorized to issue a D/TOR or award a Delivery/Task Order under the contract. Unless specifically authorized by the Contracting Officer, the contractor shall not commence work on a requirement until an order has been fully executed. It is anticipated that orders will be awarded within 30 calendar days from receipt of proposals. Each order shall, at a minimum, contain the following information:

      o     Date of order

      o Contract number and delivery/task order numbers sequentially; (e.g., DHHS-ORDC-04-1234, Order No. 01,02, 03, etc).

      o     Description of services, and estimated costs.

      o     Performance period.


                                      13.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

      o     Name and address of sponsoring office.

      o     Name of Contracting Officer's technical representative;

      o     Place of performance.

      o     Packaging, packing, and shipping instructions, if any.

      o     Accounting and appropriation data.

      o     Pricing Arrangements

            FAR 16.501-2(c) states that indefinite quantity contracts may provide for any appropriate cost or pricing arrangement under Part
            16. Therefore, firm fixed price, cost reimbursement, time and materials, and labor-hour arrangements may be used.

      o     Any other pertinent information.

No protest under FAR 16.505(a)(8) Subpart 33.1 is authorized in connection with the issuance or proposed issuance of a delivery/task order under the contract except for a protest on the grounds that the order increases the scope, period, or maximum value of the contract. Orders awarded under the contract are not subject to the competition requirements of FAR Part 6.

      vii. The Ombudsman for this delivery/task order contract is [ * ]. Correspondence from awardees may be forwarded to the address set forth in Article H.9. of the contract.

ARTICLE G.4. INDEFINITE DELIVERY CONTRACT PAYMENT METHOD

To initiate and receive prompt payment, the Contractor shall comply with the following procedure:

a. A Record of Call Number or Task/Delivery Order Number shall be given to you at the time the order is placed. The Contractor is cautioned not to accept an order unless one of these numbers is issued.

b. Invoices shall be submitted to the address indicated in ARTICLE G.5. INVOICE INSTRUCTIONS of this contract. Invoices shall cite the Contract Number and the Record of Call Number or Task/Delivery Order Number for each order for which payment is being requested. See ARTICLE G.5. INVOICE INSTRUCTIONS for more information about submission of a proper invoice.

ARTICLE G.5. INVOICE SUBMISSION

a.    Invoice Instruction for Fixed-Price Type Contracts, and for
      Cost-Reimbursement Type Contracts are attached and made part of this contract. The invoice instructions and the following directions for the submission of invoices must be followed to meet the requirements of a "proper" invoice, pursuant to FAR 32.9.

b.    (1)   Invoices shall be submitted as follows:

            (a) To be considered a "proper" invoice in accordance with FAR 32.9, Prompt Payment, each invoice shall clearly identify the contract number that appears on the face page of the contract as follows:

                  Contract No. HHSO100200500001C

            (b) An original and two copies to the following designated billing office:


                                      14.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

                  Contracting Officer
                  ORDC, OPHEP, DHHS
                  200 Independence Avenue, S.W.
                  Room 636G
                  Washington, D.C. 20201

      (2) Inquiries regarding payment of invoices should be directed to the designated billing office, (202) 401-3693.

ARTICLE G.6. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7(d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

                  Director, Division of Financial Advisory Services Office of Acquisition Management and Policy
                  National Institutes of Health
                  6100 Building, Room 6B05
                  6100 EXECUTIVE BLVD MSC-7540
                  BETHESDA, MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.7. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, 1990, which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

b. Notwithstanding the provisions outlined in the DHHS Publication, Contractor's Guide for Control of Government Property, 1990 which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, "Report of Government Owned, Contractor Held Property" for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.    Contractor Performance Evaluations

      Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

      Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

      Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.


                                      15.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C


ARTICLE G.9. PAYMENT CONDITIONED ON DELIVERY

Pursuant to 3 19F-2(c)(7)(c)(ii)(l) of the Public Health Service Act, no payment will be made until delivery has been made of a portion, acceptable to the Secretary, of the total number of units under contract. For purposes of this contract such portion is agreed to be one lot as defined in Article B.2.d. Delivery is defined as set forth in Article F.1. and in the applicable clauses.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHs) is to support and advance independent research within the scientific community. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worth of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2. RESTRICTION FROM USE OF HUMAN SUBJECTS

NOTICE: UNDER GOVERNING REGULATIONS, FEDERAL FUNDS ADMINISTERED BY THE DEPARTMENT OF HEALTH AND HUMAN SERVICES SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING HUMAN SUBJECTS, AND INDIVIDUALS SHALL NOT BE ENROLLED IN SUCH RESEARCH, WITHOUT PRIOR APPROVAL BY THE OFFICE FOR HUMAN RESEARCH PROTECTIONS
(OHRP) OF AN ASSURANCE TO COMPLY WITH THE REQUIREMENTS OF 45 CFR 46 TO PROTECT HUMAN RESEARCH SUBJECTS. THIS RESTRICTION APPLIES TO ALL COLLABORATING SITES WITHOUT OHRP-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN, AND COMPLIANCE MUST BE ENSURED BY THE AWARDEE.

PRISONERS SHALL NOT BE ENROLLED IN ANY HHS RESEARCH ACTIVITIES UNTIL ALL REQUIREMENTS OF HHS REGULATIONS AT 45 CFR PART 46, SUBPART C HAVE BEEN MET. IF A RESEARCH SUBJECT BECOMES A PRISONER DURING THE PERIOD OF THIS CONTRACT, 45 CFR
PART 46, SUBPART C WILL APPLY TO RESEARCH INVOLVING THAT INDIVIDUAL.

ARTICLE H.3. NEEDLE EXCHANGE

a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.    Public Law and Section No.        Fiscal Year         Period Covered

      P.L.***

      ***(This requirement is pending passage of the applicable Public Law for Fiscal Year 2005)

ARTICLE H.4. PRIVACY ACT

This procurement action requires the Contractor to do one or more of the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579,


                                      16.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number (Pending). This document will be incorporated into this contract as an Attachment in a future modification.

NOTE: Clinical Trials cannot be initiated until the Systems Notice has been published and approval is received from the Contracting Officer.

ARTICLE H.5. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at http://grants1.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.6. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS

UNDER GOVERNING POLICY, FEDERAL FUNDS ADMINISTERED BY THE PUBLIC HEALTH SERVICE
(PHs) SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS WITHOUT PRIOR APPROVAL BY THE OFFICE FOR LABORATORY ANIMAL WELFARE (OLAW), OF AN ASSURANCE TO COMPLY WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS. THIS RESTRICTION APPLIES TO ALL PERFORMANCE SITES WITHOUT OLAW-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN.

ARTICLE H.7. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the Department of Health and Human Services whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

      "This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services under Contract No. HHSO100200500001C."

ARTICLE H.8. PRESS RELEASES

a. Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.    Public Law and Section No.        Fiscal Year       Period Covered

      P.L.***

      ***(This requirement is pending passage of the applicable Public Law for Fiscal Year 2005)

ARTICLE H.9. TASK ORDER/DELIVERY ORDER CONTRACT OMBUDSMAN

In accordance with FAR 16.505(b)(5), the following individual has been designated as the DHHS Ombudsman for task order and delivery order contracts:


                                      17.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

                  [ * ]
                  HHS Office of Acquisition Management and Policy
                  Room 336-E, Hubert H. Humphrey Building
                  200 Independence Avenue, S.W.
                  Washington, D.C. 20201
                  Telephone: 202-690-8554
                  Fax: 202-690-6902

ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in DHHS funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

                  Office of Inspector General

                  Department of Health and Human Services

                  TIPS HOTLINE

                  P.O. Box 23489

                  Washington, D.C.  20026

ARTICLE H.11. ANTI -LOBBYING

a. Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b. Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.    Public Law and Section No.        Fiscal Year        Period Covered

      P.L.***

      ***(This requirement is pending passage of the applicable Public Law for Fiscal Year 2005)

ARTICLE H.12. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before using DHHS funds for research involving Select Agents. No DHHS funds can be used for research involving Select Agents if the final registration certificate is denied.


                                      18.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the DHHS that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. An DHHS-chaired committee of U.S. federal employees (including representatives of DHHS grants/contracts and scientific program management, CDC, Department of Justice and other federal intelligence agencies, and Department of State) will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part
73. When requested by the contracting officer, the contractor should provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes concise summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/

ARTICLE H.13. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O.13224 and P.L.107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.


                                      19.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

ARTICLE I.1. GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT - FAR 52.252- 2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

THESE CLAUSES ARE APPLICABLE TO STATEMENT OF WORK REQUIREMENTS 1,2,3,4a), b), c) and d), 5, 6, 7 and 10.

This contract incorporates one or more clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a.    FEDERAL ACQUISITION REGULATION (FAR) (48 CHAPTER 1) CLAUSES

   FAR
CLAUSE NO.            DATE           TITLE
----------            ----           -----
52.202-1            Jul 2004         Definitions

52.203-3            Apr 1984         Gratuities (Over $100,000)

52.203-5            Apr 1984         Covenant Against Contingent Fees (Over $100,000)

52.203-6            Jul 1995         Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7            Jul 1995         Anti-Kickback Procedures (Over $100,000)

52.203-8            Jan 1997         Cancellation, Rescission, and Recovery of Funds for Illegal or Improper
                                     Activity (Over $100,000)

52.203-10           Jan 1997         Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12           Jun 2003         Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4            Aug 2000         Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7            Oct 2003         Central Contractor Registration

52.209-6            Jul 1995         Protecting the Government's Interests When Subcontracting With Contractors
                                     Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.211-5            Aug 2000         Material Requirements

52.215-2            Jun 1999         Audit and Records - Negotiation (Over $100,000)

52.215-8            Oct 1997         Order of Precedence - Uniform Contract Format

52.215-10           Oct 1997         Price Reduction for Defective Cost or Pricing Data

52.215-12           Oct 1997         Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14           Oct 1997         Integrity of Unit Prices (Over $100,000)

52.215-15           Jan 2004         Pension Adjustments and Asset Reversions


                                      20.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

52.215-18           Oct 1997         Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than
                                     Pensions

52.215-19           Oct 1997         Notification of Ownership Changes

52.215-21           Oct 1997         Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing
                                     Data - Modifications

52.219-8            May 2004         Utilization of Small Business Concerns (Over $100,000)

52.219-9            Jan 2002         Small Business Subcontracting Plan (Over $500,000)

52.219-16           Jan 1999         Liquidated Damages - Subcontracting Plan (Over $500,000)

52.222-19           Jun 2004         Child Labor--Cooperation with Authorities and Remedies

52.222-20           Dec 1996         Walsh-Healey Public Contracts Act

52.222-26           Apr 2002         Equal Opportunity

52.222-35           Dec 2001         Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era,
                                     and Other Eligible Veterans

52.222-36           Jun 1998         Affirmative Action for Workers with Disabilities

52.222-37           Dec 2001         Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era,
                                     and Other Eligible Veterans

52.223-6            May 2001         Drug-Free Workplace

52.223-14           Aug 2003         Toxic Chemical Release Reporting (Over $100,000)

52.225-1            Jun 2003         Buy American Act - Supplies

52.225-13           Dec 2003         Restrictions on Certain Foreign Purchases

52.227-1            Jul 1995         Authorization and Consent

52.227-2            Aug 1996         Notice and Assistance Regarding Patent and Copyright Infringement (Over
                                     $100,000)

52.227-3            Apr 1984         Patent Indemnity

52.229-3            Apr 2003         Federal, State and Local Taxes (Over $100,000)

52.232-1            Apr 1984         Payments

52.232-8            Feb 2002         Discounts for Prompt Payment

52.232-9            Apr 1984         Limitation on Withholding of Payments

52.232-11           Apr 1984         Extras


                                      21.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

52.232-17           Jun 1996         Interest (Over $100,000)

52.232-23           Jan 1986         Assignment of Claims

52.232-25           Oct 2003         Prompt Payment

52.232-33           Oct 2003         Payment by Electronic Funds Transfer--Central Contractor Registration

52.233-1            Jul 2002         Disputes

52.233-3            Aug 1996         Protest After Award

52.242-13           Jul 1995         Bankruptcy (Over $100,000)

52.243-1            Aug 1987         Changes - Fixed-Price

52.244-2            Aug 1998         Subcontracts *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

52.245-2            May 2004         Government Property (Fixed-Price Contracts)

52.249-2            Sep 1996         Termination for the Convenience of the Government (Fixed-Price)

52.249-8            Apr 1984         Default (Fixed-Price Supply and Service)(Over $100,000)

52.253-1            Jan 1991         Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES

  HHSAR
CLAUSE NO.           DATE                     TITLE
----------           ----                     -----
352.202-1           Jan 2001         Definitions

352.232-9           Apr 1984         Withholding of Contract Payments

352.270-4           Jan 2001         Pricing of Adjustments

352.270-6           Jul 1991         Publications and Publicity

352.270-7           Jan 2001         Paperwork Reduction Act

End of GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT - Rev. 07/2004.

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252- 2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

THESE CLAUSES ARE APPLICABLE TO STATEMENT OF WORK REQUIREMENTS 4e), 8 and 9.

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.


                                      22.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CHAPTER 1) CLAUSES

   FAR
CLAUSE NO.          DATE                             TITLE
----------          ----                             -----
52.202-1            Jul 2004         Definitions

52.203-3            Apr 1984         Gratuities (Over $100,000)

52.203-5            Apr 1984         Covenant Against Contingent Fees (Over $100,000)

52.203-6            Jul 1995         Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7            Jul 1995         Anti-Kickback Procedures (Over $100,000)

52.203-8            Jan 1997         Cancellation, Rescission, and Recovery of Funds for Illegal or Improper
                                     Activity (Over $100,000)

52.203-10           Jan 1997         Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12           Jun 2003         Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4            Aug 2000         Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7            Oct 2003         Central Contractor Registration

52.209-6            Jul 1995         Protecting the Government's Interests When Subcontracting With Contractors
                                     Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.215-2            Jun 1999         Audit and Records - Negotiation (Over $100,000)

52.215-8            Oct 1997         Order of Precedence - Uniform Contract Format

52.215-10           Oct 1997         Price Reduction for Defective Cost or Pricing Data

52.215-12           Oct 1997         Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14           Oct 1997         Integrity of Unit Prices (Over $100,000)

52.215-15           Jan 2004         Pension Adjustments and Asset Reversions

52.215-18           Oct 1997         Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than
                                     Pensions

52.215-19           Oct 1997         Notification of Ownership Changes

52.215-21           Oct 1997         Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing
                                     Data - Modifications

52.216-7            Dec 2002         Allowable Cost and Payment

52.216-8            Mar 1997         Fixed Fee


                                      23.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

52.219-8            May 2004         Utilization of Small Business Concerns (Over $100,000)

52.219-9            Jan 2002         Small Business Subcontracting Plan (Over $500,000)

52.219-16           Jan 1999         Liquidated Damages - Subcontracting Plan (Over $500,000)

52.222-2            Jul 1990         Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3            Jun 2003         Convict Labor

52.222-26           Apr 2002         Equal Opportunity

52.222-35           Dec 2001         Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era,
                                     and Other Eligible Veterans

52.222-36           Jun 1998         Affirmative Action for Workers with Disabilities

52.222-37           Dec 2001         Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era,
                                     and Other Eligible Veterans

52.223-6            May 2001         Drug-Free Workplace

52.223-14           Aug 2003         Toxic Chemical Release Reporting (Over $100,000)

52.225-1            Jun 2003         Buy American Act - Supplies

52.225-13           Dec 2003         Restrictions on Certain Foreign Purchases

52.227-1            Jul 1995         Authorization and Consent, Alternate I (Apr 1984)

52.227-2            Aug 1996         Notice and Assistance Regarding Patent and Copyright Infringement (Over
                                     $100,000)

52.227-11           Jun 1997         Patent Rights - Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in
                                     FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in,(i) is annual.

52.227-14           Jun 1987         Rights in Data - General

52.232-9            Apr 1984         Limitation on Withholding of Payments

52.232-17           Jun 1996         Interest (Over $100,000)

52.232-20           Apr 1984         Limitation of Cost

52.232-23           Jan 1986         Assignment of Claims

52.232-25           Oct 2003         Prompt Payment, Alternate I (Feb 2002)

52.232-33           Oct 2003         Payment by Electronic Funds Transfer--Central Contractor Registration

52.233-1            Jul 2002         Disputes


                                      24.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

52.233-3            Aug 1996         Protest After Award, Alternate I (Jun 1985)

52.242-1            Apr 1984         Notice of Intent to Disallow Costs

52.242-3            May 2001         Penalties for Unallowable Costs (Over $500,000)

52.242-4            Jan 1997         Certification of Final Indirect Costs

52.242-13           Jul 1995         Bankruptcy (Over $100,000)

52.243-2            Aug 1987         Changes - Cost Reimbursement, Alternate V (Apr 1984)

52.244-2            Aug 1998         Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance
                                     Understandings.

52.244-5            Dec 1996         Competition in Subcontracting (Over $100,000)

52.245-5            May 2004         Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour
                                     Contract)

52.246-23           Feb 1997         Limitation of Liability (Over $100,000)

52.249-6            Sep 1996         Termination (Cost-Reimbursement)

52.249-14           Apr 1984         Excusable Delays

52.253-1            Jan 1991         Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

  HHSAR
CLAUSE NO.            DATE                              TITLE
----------            ----                              -----
352.202-1           Jan 2001         Definitions - with Alternate paragraph (h) (Jan 2001)

352.216-72          Oct 1990         Additional Cost Principles

352.228-7           Dec 1991         Insurance - Liability to Third Persons

352.232-9           Apr 1984         Withholding of Contract Payments

352.233-70          Apr 1984         Litigation and Claims

352.242-71          Apr 1984         Final Decisions on Audit Findings

352.270-5           Apr 1984         Key Personnel

352.270-6           Jul 1991         Publications and Publicity

352.270-7           Jan 2001         Paperwork Reduction Act


                                      25.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - Rev. 07/2004.

ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

ALTERNATE IV (OCTOBER 1997) of FAR Clause 52.215-21, REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA--MODIFICATIONS (OCTOBER 1997) is added.

FAR Clause 52.232-20 LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS 9APRIL 1984) is substituted therefor.
Note: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.    FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

      (1)   FAR 52.215-17, Waiver of Facilities Capital Cost of Money (OCTOBER
            1997).

      (2)   FAR 52.216-18, Ordering (OCTOBER 1995)

            "(a)  .... Such orders may be issued from October 29, 2004 through contract expiration date"

      (3)   FAR 52.216-22, Indefinite Quantity (OCTOBER 1995).

            "(d) ... the Contractor shall not be required to make any deliveries under this contract after contract expiration date"

      (4) FAR 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JANUARY 1999).

            "(c)  Waiver of evaluation preference.....

                  {  } Offeror elects to waive the evaluation preference."

      (5)   FAR 52.224-1, Privacy Act Notification (APRIL 1984).

      (6)   FAR 52.224-2, Privacy Act (APRIL 1984).

      (7)   FAR 52.227-14, Rights in Data - General (JUNE 1987).

      (8)   FAR 52.242-3, Penalties for Unallowable Costs (MAY 2001).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

      (1) HHSAR 352.223-70, Safety and Health (JANUARY 2001). This clause is provided in full text in SECTION J - ATTACHMENTS.


                                      26.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

      (2)   HHSAR 352.270-8, Protection of Human Subjects (JANUARY 2001).

            Note: The Office for Human Research Protections (OHRP), Office of the Secretary (OS), Department of Health and Human Services (DHHS) is the office responsible for oversight of the Protection of Human subjects and should replace Office for Protection from Research Risks (OPRR), National Institutes of Health (NIH) wherever it appears in this clause.

      (3)   HHSAR 352.270-9, Care of Live Vertebrate Animals (JANUARY 2001).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a.    FAR Clause 52.216-19, ORDER LIMITATIONS (OCTOBER 1995)

      (a) Minimum Order. When the Government requires supplies or services covered by this contract in an amount of less than 25,000,000 doses of rPA Anthrax vaccine, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

      (b)   Maximum Order. The Contractor is not obligated to honor--

            (2) Any order for a single item in excess of 75,000,000 doses of rPA Anthrax vaccine .

            (3) Any order for a combination of items in excess of 75,000,000 doses of rPA Anthrax vaccine ; or

            (4) A series of orders from the same ordering office within 30days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

      (c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation
            (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

      (d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph
            (b), unless that order (or orders) is returned to the ordering office within 30days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

b.    FAR Clause 52.244-6, SUBCONTRACTS FOR COMMERCIAL ITEMS (JULY 2004)

      (a)   Definitions. As used in this clause--

            Commercial item, has the meaning contained in Federal Acquisition Regulation 52.202-1, Definitions.

            Subcontract, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

      (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

      (c)   (1)   The Contractor shall insert the following clauses in
                  subcontracts for commercial items:


                                      27.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

                  (i)   52.219-8, Utilization of Small Business Concerns (MAY
                        2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

                  (ii)  52.222-26, Equal Opportunity (APR 2002) (E.O.11246).

                  (iii) 52.222-35, Equal Opportunity for Special Disabled
                        Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212(a)).

                  (iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

                  (v) 52.247-64, Preference for Privately Owned U.S. Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

            (2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

      (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.


                                      28.

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C


                                    PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract

1.    Statement of Work, November 4,2004, 5 pages.

2.    Invoice Instructions for Fixed-Price Contracts, 1 page.

3.    Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01), 1 page.

4.    Privacy Act System of Records, Number (PENDING)

5.    Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page.

6.    Research Patient Care Costs, 1 page.


                                      29.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

                                     PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.    Representations and Certifications, dated October 22, 2004.

2.    Human Subjects Assurance Identification Number FWA00001083.

3.    Animal Welfare Assurance Number (To be obtained after contract award).

                              END of the SCHEDULE

                                   (CONTRACT)


                                      30.

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

                                STATEMENT OF WORK

             Acquisition of Licensed Recombinant Protective Antigen

              Anthrax vaccine for the Strategic National Stockpile

      [ * ]

2.)   Specific Technical Requirements

[ * ]


Statement of Work                                                   ATTACHMENT 1
(11/04/04)                                                                Page 2

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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                                  Contract No. HHSO100200500001C

Development and Licensure of rPA Anthrax Vaccine:

      Requirement 1 - Vaccine Production and cGMP Compliance

      [ * ]

      Requirement 2 - Stability Testing of Finished Vaccine

      [ * ]

      Requirement 3 - Design of Safety and Efficacy Studies

      [ * ]

      Requirement 4 - Conduct Safety and Efficacy Studies

      [ * ]

      Requirement 5 - Regulatory Submissions

      [ * ]

      Requirement 6 - Shipment to SNS and Storage

      [ * ]

      Requirement 7 - Disposition of Vaccine Inventory

      [ * ]

      Requirement 8 - Maintaining a "Warm Base"

      [ * ]

      Requirement 9 - Clinical Trials in Special Populations

      [ * ]

      Requirement 10 - Security of Contract Operations

      [ * ]

3.)   Meetings and Conferences

      [ * ]

Statement of Work                                                   ATTACHMENT 1
(11/04/04)                                                                Page 2

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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                                  Contract No. HHSO100200500001C

                 INVOICE INSTRUCTIONS FOR FIXED-PRICE CONTRACTS.

General The contractor shall submit vouchers or invoices as prescribed herein.

Format Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, and Standard Form 1035, Public Voucher for Purchases and Services Other than Personal--Continuation Sheet, or the payee's letterhead or self-designed form should be used to submit claims for reimbursement.

Number of Copies As indicated in the Invoice Submission Clause in the contract.

Frequency Invoices submitted in accordance with the Payment Clause shall be submitted upon delivery of goods or services unless otherwise authorized by the contracting officer.

Preparation and Itemization of the Invoice The invoice shall be prepared in ink or typewriter as follows:

      (a)   Designated Billing Office and address

      (b)   Invoice Number

      (c)   Date of Invoice

      (d) Both the contract number and the ADB number (which appears in the upper left hand corner of the face page of the contract), and date

      (e) Payee's name and address. Show the contractor's name ( as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

      (f) Description of goods or services, quantity, unit price, (where appropriate), and total amount.

      (g) Charges for freight or express shipments other than F.O.B. destination. (If shipped by freight or express and charges are more than $25, attach prepaid bill.)

      (h) Equipment If there is a contract clause authorizing the purchase of any item of equipment, the final invoice must contain a statement indicating that no item of equipment was purchased or include a completed NIH Form entitled, "Report of Government Owned, Contractor Held Property."

Currency All DHHS contracts are expressed in United States dollars. Where payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.


                                                                    ATTACHMENT 2

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

                          PRIVACY ACT SYSTEM OF RECORDS

**** THE PRIVACY ACT SYSTEM OF RECORDS WILL BE ADDED TO THE CONTRACT IN A FUTURE
     MODIFICATION. ****


Privacy Act System of Records                                       ATTACHMENT 3
( / / )                                   1

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

                HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2001)

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable "Changes" Clause set forth in this contract.

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for --- which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency's directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

                                 (End of clause)


Safety and Health Clause                                            ATTACHMENT 5
HHSAR 352.223-70, (1/01)                 1

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                  Contract No. HHSO100200500001C

                           RESEARCH PATIENT CARE COSTS

(a) Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(b) Patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs. The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine patient care costs. Patient care rates or amounts shall be established by the Secretary of HHS or his duly authorized representative.

(c) Prior to submitting an invoice for patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for patient care.

(d) The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(e) Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract.

                                                                    ATTACHMENT 6


                                       1

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.